UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2007

WIFIMED HOLDINGS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49707	58-2412118

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 River Edge Parkway, Suite GL 100A	30328
Atlanta, GA

(Address of principal executive offices)	(Zip Code)

3320 Keenland Road Marietta, Georgia 30062

(Former address of principal executive offices)

Registrant's telephone number, including area code: 770-919-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Director and Principal Officer

               On October 15, 2007, the Board of Directors of Wifimed Holdings Company, Inc. ("we," "our" or the "Company") accepted Jeffrey Simon's resignation from his positions with the Company. Mr. Simon had been President, Chief Executive Officer, Acting Chief Financial Officer and a member of the Board of Directors.

Election of Director and Appointment of Principal Officer

               Effective October 15, 2007, Gregory Vacca joined the Company's Board of Directors and was appointed President, Chief Executive Officer and Acting Chief Financial Officer.

      On October 1, 2007, we acquired the assets of JMJ Technologies, Inc. ("JMJ"). As of that date, Mr. Vacca was named President of our newly formed subsidiary EncounterPRO Healthcare Resources, Inc. He had been President and CEO of JMJ from July 2006 to the date of our acquisition.

               Prior to joining JMJ, Mr. Vacca was the president of a marketing consulting firm for financial institutions and insurance companies. He also was a co-founder of the CoreLINK Group, a national marketing organization with a proprietary technological platform for the sale of investment and insurance products for financial institutions.

               From 1994 through 2003, Mr. Vacca was Senior Vice President/National Insurance and Business Banking Manager for Cal Fed Investments, a wholly owned subsidiary of Cal Fed Bank, which was acquired by CitiBank.

               A hospital chaplain in both civilian and military life (Desert Storm veteran), Mr. Vacca developed expertise in long-term health care. He is a graduate of University of California -Irvine with a Bachelor's degree in Biological Sciences. He also received the Master of Divinity degree from the San Francisco Theological Seminary.

               Mr. Vacca has earned CFP and CLU professional designations and served as President of both the Financial Institutions Insurance Association (FIIA) and the Bank Insurance & Securities Association (BISA) and has been a trustee of the National Association of Insurance and Financial Advisors (NAIFA).  He is presently a member of the Institutional Biosafety Committee of the University of California – Irvine.

ITEM 8.01 - Other Events

               On October 15, 2007, we relocated our corporate offices to 2000 River Edge Parkway, Suite GL 100A, Atlanta, GA 30328.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 18, 2007

WiFiMed Holdings Company, Inc.

Registrant

By:	/s/ Marshall Sterman

Chairman of the Board